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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 18, 2004

                             AMERICAN SOFTWARE, INC.
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             (Exact name of registrant as specified in its charter)

          Georgia                        0-12456                 58-1098795
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(State or other jurisdiction        (Commission File            (IRS Employer
     of incorporation)                   Number)             Identification No.)

     470 East Paces Ferry Road, N.E.                                30305
            Atlanta, Georgia
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(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code (404) 261-4381

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Item 7(c).        Exhibit

Exhibit 99.1 Press Release of American Software, Inc., dated February 18, 2004, reporting American Software, Inc.'s financial results for the third quarter of fiscal year 2004.

Item 12.          Results of Operations and Financial Condition

                  Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for American Software, Inc. for its third fiscal quarter, ended January 31, 2004, and certain forward-looking statements, as presented in a press release of February 18, 2004. The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superseded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       AMERICAN SOFTWARE, INC.
                                                             (Registrant)

                      Date: February 18, 2004        By: /s/ Vincent C. Klinges
                                                         -----------------------
                                                         Vincent C. Klinges
                                                         Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Subject Matter

Exhibit 99.1 Press Release of American Software, Inc., dated February 18, 2004, reporting American Software, Inc.'s financial results for the third quarter of fiscal year 2004.


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